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                                                                 Exhibit 10.15.1

                                AMENDMENT NO. 1
                                      TO
                            STOCKHOLDERS' AGREEMENT

     This Amendment No. 1 (this "Amendment") is made as of October 13, 1999 to the Stockholders' Agreement, dated as of September 9, 1999 (the "Stockholders' Agreement"), by and among the undersigned parties thereto. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Stockholders' Agreement.

                            PRELIMINARY STATEMENTS

     A. Certain subsidiaries of the Corporation expect to establish a $10 million unsecured loan facility pursuant to a Loan Agreement (the "Loan Agreement") with financial institutions named as "Lenders" therein (the "Lenders") and Newcourt Commercial Finance Corporation, as administrative agent;

     B. The Loan Agreement provides that, in connection with the transactions contemplated thereby, the Corporation shall issue to the Lenders certain warrants to purchase shares of its Class A Common Stock (the "Warrants"); and

     C. The parties hereto desire to amend the Stockholders' Agreement to exclude the Warrants, and the shares of Class A Common Stock issuable upon exercise thereof, from the application of the preemptive rights contained in
Section 3 of the Stockholders' Agreement, and to amend certain other provisions of the Stockholders' Agreement;

     NOW, THEREFORE, the undersigned parties agree as follows:

     1. Section 2.1 of the Stockholders' Agreement is hereby amended to insert the following at the end of the last sentence of such Section:

         "plus the total number of Securities that holders thereof have the right to Transfer in such transaction as a result of any other tag-along, co-sale or similar rights granted in accordance with Section 2.6 hereof."

     2. Section 3.1 of the Stockholders' Agreement is hereby amended to insert a sentence at the end of such Section, to read in its entirety as follows:

         "Furthermore, the provisions of this Section 3.1 shall not apply to the issuance of any warrants (or any Securities issuable upon exercise of such
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         warrants) in connection with the $10 million unsecured loan facility established under a Loan Agreement, by and among certain wholly-owned subsidiaries of the Corporation, financial institutions named as "Lenders" therein and Newcourt Commercial Finance Corporation, as administrative agent.

     3. Schedule 3.1 of the Stockholders' Agreement is hereby amended to replace the number "1,967,437" appearing thereon with "2,401,258".

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

                              THE CORPORATION:

                              PAETEC CORP.

                              By:/s/ Arunas A. Chesonis
                                 -----------------------------
                              Name: Arunas A. Chesonis
                              Title: President and Chief Executive Officer

                              MAJORITY STOCKHOLDERS:

                               /s/ Arunas A. Chesonis
                              -----------------------------
                              Arunas A. Chesonis


                              CHRISTOPHER E. EDGECOMB
                              LIVING TRUST, dated April 25, 1998

                              /s/ Christopher Edgecomb
                              -----------------------------
                              Christopher Edgecomb, Trustee


                              /s/ Jeffrey Sudikoff
                              -----------------------------
                              Jeffrey Sudikoff
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                              CCS GROUP STOCKHOLDERS:

                              ALLIANCE CABLETEL HOLDINGS, L.P., a
                              Delaware limited partnership

                              By: KOCOM COMMUNICATIONS, INC., a
                              Delaware limited partnership


                              By: /s/ James A. Kofalt
                                 -------------------------------
                                  James A. Kofalt, President


                              KLINE HAWKES CALIFORNIA SBIC, L.P.


                              By: [Signature Illegible]
                                 -------------------------------
                                   Its: Chairman


                              THE UNION LABOR LIFE INSURANCE
                              COMPANY SEPARATE ACCOUNT P


                              By: [Signature Illegible]
                                 -------------------------------
                                  Its: VP Investments



                              /s/ Robert I. Schwartz
                              -----------------------------
                              Robert I. Schwartz


                              /s/ Kenneth M. Kiraly
                              -----------------------------
                              Kenneth M. Kiraly


                              /s/ Susan F. Kiraly
                              -----------------------------
                              Susan F. Kiraly

                                       3
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                              /s/ Richard P. Rizzutti
                              ------------------------------------
                              Richard P. Rizzutti


                              /s/ Bryant Hopper
                              -------------------------------------
                              Bryant Hopper


                              /s/ Ronald S. Johnson
                              -------------------------------------
                              Ronald S. Johnson


                              /s/ Lodwrick Cook
                              -------------------------------------
                              Lodwrick Cook


                              /s/ Peter Cracovaner
                              -------------------------------------
                              Peter Cracovaner


                              /s/ Richard Cunningham
                              -------------------------------------
                              Richard Cunningham


                              /s/ Thomas O. FitzGerald
                              -------------------------------------
                              Thomas O. FitzGerald


                              /s/ Wendy Foliano
                              -------------------------------------
                              Wendy Foliano


                              /s/ Joseph Golden
                              -------------------------------------
                              Joseph Golden


                              /s/ Stephen Mayo
                              -------------------------------------
                              Stephen Mayo

                                       4
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                              /s/ Karen Sancimino
                              --------------------------------
                              Karen Sancimino


                              /s/ Clinton Walker
                              --------------------------------
                              Clinton Walker

                                       5